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                              WARRANT NO. WA2000-13

                                 AMENDMENT NO. 1


         Each of Universal Display Corporation, a Pennsylvania corporation ("Company"), and Julia J. Brown (the "Holder"), holder of the above-referenced warrant (the "Warrant"), hereby amend and restate the Warrant, effective as of its original date of issuance, as follows.

1. Company and the Holder hereby agree that Sections 5.2 through 5.6 of the Warrant, having been included therein through administrative error, are deleted from the Warrant in their entirety.

2. Except as set forth in this Amendment No. 1, all other terms and conditions of the Warrant shall remain in full force and effect.



                        UNIVERSAL DISPLAY CORPORATION



                        By:   /s/ Sidney D. Rosenblatt
                           -----------------------------------------------------
                              Sidney D. Rosenblatt
                              Executive Vice President, Chief Financial Officer,
                              Treasurer and Secretary


Acknowledged and Agreed to by:



     /s/ Julia J. Brown
------------------------------
Julia J. Brown